UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
--------------------------------------------------------------------------------
                     NOVEMBER 30, 2004 (NOVEMBER 30, 2004)


                         CHESAPEAKE ENERGY CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                       1-13726                 73-1395733
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
        of incorporation)                                   Identification No.)


            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA 73118
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (405) 848-8000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS


On November 30, 2004, Chesapeake Energy Corporation issued press releases announcing a private offering of senior notes and a tender offer and consent solicitation for its 8.375% senior notes due 2008. These press releases are attached hereto as exhibits 99.1 and 99.2, respectively.

ITEM 9.01 - EXHIBITS

(c)      Exhibits

EXHIBIT NO.             DOCUMENT DESCRIPTION

   99.1 Press Release dated November 30, 2004 announcing private offering of senior notes

   99.2 Press Release dated November 30, 2004 announcing tender offer and consent solicitation for 8.375% Senior Notes due 2008

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           CHESAPEAKE ENERGY CORPORATION


                                   By:     /S/ AUBREY K. MCCLENDON
                                           ------------------------------------
                                           Aubrey K. McClendon
                                           Chairman of the Board and
                                           Chief Executive Officer

Dated:        November 30, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION

   99.1 Press Release dated November 30, 2004 announcing private offering of senior notes

   99.2 Press Release dated November 30, 2004 announcing tender offer and consent solicitation for 8.375% Senior Notes due 2008